                                                                    EXHIBIT 99.1

[IASIS HEALTHCARE LOGO]



INVESTOR CONTACT:                                    NEWS MEDIA CONTACT:
Wayne Gower                                          Eve Hutcherson
President and Chief Operating Officer                Director, Public Relations
   or                                                (615) 467-1221
John K. Crawford
Executive Vice President and
Chief Financial Officer
(615) 844-2747


          IASIS HEALTHCARE NAMES DAVID R. WHITE CHIEF EXECUTIVE OFFICER

              COMPANY ANNOUNCES FOURTH QUARTER AND YEAR-END RESULTS


FRANKLIN, Tennessee (November 21, 2000) -- IASIS Healthcare Corporation announced today that David R. White, 53, Chairman of the IASIS Board of Directors, has also been named Chief Executive Officer of the Company effective December 1, 2000. Wayne Gower continues to serve as President of IASIS and has also been named Chief Operating Officer.

         White had been President and Chief Executive Officer of LifeTrust America, a Nashville-based operator of assisted-living centers. Prior to joining LifeTrust, White was President of the Atlantic Group of Columbia/HCA Healthcare Corp., responsible for the operations of 43 hospitals in nine states. Earlier in his career, White was Executive Vice President and Chief Operating Officer of Community Health Systems. White and Gower have worked together at various healthcare organizations during the past 15 years, including Community Health Systems and Columbia/HCA.

         "IASIS has just completed its first year of operations, and we have established a strong foundation for this company," said White. "Wayne has assembled an excellent operating team and built a solid infrastructure this past year. I am excited about leading this team to execute the Company's strategy for excellent performance and growth."

         "We welcome David and the knowledge and capabilities he brings to our team," said Gower. "His track record in the industry is well known, and we are fortunate to have him joining us in the day-to-day management of the Company."

         The Company also announced financial results for the fourth quarter and year ended September 30, 2000. These results include the contribution of ten acute care hospitals, other related facilities and assets and operations acquired from Tenet Healthcare and a management company on October 15, 1999.


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

IASIS Healthcare Names New CEO and
   Announces Fourth Quarter and Year-End Results
Page 2
November 21, 2000


         Net operating revenues for the fourth quarter of 2000 totaled $206.1 million compared with $44.9 million in the same quarter of last year. Earnings before interest, income taxes, depreciation, amortization, minority interests, recapitalization costs and losses from discontinued operations (EBITDA) for the fourth quarter increased to $19.4 million in 2000 from $3.9 million in 1999. Net loss from continuing operations, before preferred stock dividends and accretion, for the fourth quarter of 2000 was $9.9 million compared with a net loss of $1.8 million in the same quarter of last year. The results for the fourth quarter include EBITDA losses of $4.2 million at Rocky Mountain Medical Center (RMMC), a full service, acute care hospital opened April 10, 2000, with 120 licensed beds in Salt Lake City, Utah.

         Net operating revenues for the year ended September 30, 2000, were $815.2 million compared with $181.7 million for the year ended September 30, 1999. EBITDA for the year ended September 30, 2000, totaled $111.6 million, including EBITDA losses of $9.0 million at RMMC, compared with EBITDA of $25.3 million for the year ended September 30, 1999. Net loss from continuing operations, before preferred stock dividends and accretion, for the year ended September 30, 2000, was $4.1 million compared with earnings of $1.6 million for the year ended September 30, 1999.


         On a pro forma basis, which assumes that the acquisitions of the Tenet hospitals and the management company were effective as of the beginning of each period, net operating revenues for the acute care services segment for the quarter ended September 30, 2000, increased 9.4% (7.7% excluding RMMC) to $181.8 million (including $2.8 million from RMMC) compared with $166.2 million in the same prior-year period. Acute care services pro forma EBITDA for the quarter ended September 30, 2000, excluding EBITDA losses from RMMC, was $22.9 million compared with $21.9 million for the same period in 1999. Pro forma net operating revenues for the Company's health insurance business segment, Health Choice, for the quarter ended September 30, 2000, increased 13.0% to $24.3 million compared with $21.5 million in the same prior-year period. Health Choice EBITDA for the quarter ended September 30, 2000, was $700,000 compared with $500,000 for the same period in 1999.

         On a pro forma basis, net operating revenues for the acute care services segment for the year ended September 30, 2000, increased 9.6% (8.9% excluding RMMC) to $745.3 million (including $4.5 million from RMMC) compared with $680.0 million in the same prior-year period. Acute care services pro forma EBITDA for the year ended September 30, 2000, excluding EBITDA losses from RMMC, was $118.2 million compared with $116.5 million for the same period in 1999. Pro forma EBITDA for the year ended September 30, 1999, includes approximately $7.0 million in earnings resulting from pre-1999 cost report settlements and similar non-recurring items. Excluding the effect of such items on 1999 pro forma EBITDA and excluding RMMC EBITDA losses, pro forma EBITDA for the year ended September 30, 2000, for the acute care services segment increased by 7.9%. Pro forma net operating revenues for the Company's health insurance business segment, Health Choice, for the year ended September 30, 2000, increased 11.8% to $92.7 million compared with $82.9 million in the same prior-year period. Pro forma Health Choice EBITDA for the year ended September 30, 2000, was $3.3 million compared with $3.5 million for 1999.


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

IASIS Healthcare Names New CEO and
   Announces Fourth Quarter and Year-End Results
Page 3
November 21, 2000



         On a pro forma basis and excluding RMMC, hospital admissions and adjusted admissions for the quarter ended September 30, 2000, increased over the prior year period by 12.0% and 11.0%, respectively, and for the year ended September 30, 2000, hospital admissions and adjusted admissions increased over the prior year period by 7.8% and 9.3%, respectively.

         The Company's financial results from continuing operations exclude the results of Clinicare, the Company's physician practice operations consisting of 31 physicians in 13 offices. The Company is exiting this business by selling the assets of its physician practices and closing its practice support offices. Revenues and expenses associated with these operations are reported separately as losses from discontinued operations, net of tax expense.

         The Company incurred losses from its discontinued physician practice operations in the fourth quarter of 2000 of $8.5 million compared with losses of $200,000 in 1999. The Company incurred losses from discontinued operations for the year ended September 30, 2000 of $10.6 million compared to losses of $600,000 in 1999. The loss from discontinued operations for both the fourth quarter and the year ended September 30, 2000, includes a charge of $7.4 million to provide for costs associated with the discontinuation and disposal of the physician practices operations.

         On October 26, 2000, the Company's Board of Directors and JLL Healthcare, LLC, the holder of a majority of the outstanding Common Stock and Preferred Stock of the Company, agreed to exchange the Company's mandatorily redeemable Series A and Series B Preferred Stock for common stock. The exchange will be recorded in the first quarter of fiscal year 2001 and will increase the Company's shareholders' equity by approximately $189.3 million. The transaction will not impact the Company's cash flow.

         In commenting on the year-end results, Wayne Gower, President and Chief Operating Officer of IASIS Healthcare, said, "We are improving the delivery and quality of healthcare in our markets by recruiting physicians, adding new services, investing in our facilities and controlling costs. We are excited about the management team we have assembled this year and the opportunities we have for growth in the markets we serve. While we are continuing to experience significant losses at RMMC, we are aggressively taking steps to improve financial results by: pursuing important additional managed care contracts; recruiting new physicians, including leading cardiology, primary care and orthopedic groups; marketing our services to consumers; and investing in our diagnostic and operating capabilities.

         "We are optimistic about the future of our company. As we expected, the high growth markets in which we operate have proven to be beneficial for us. The potential for improvement in our existing facilities and services is substantial, volumes are strong and the reimbursement climate is improving. We believe that, for the first time in recent memory, the government is realizing the need to increase reimbursement rather than reduce it. These factors bode well for our company."


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

IASIS Healthcare Names New CEO and
   Announces Fourth Quarter and Year-End Results
Page 4
November 21, 2000



         A listen-only simulcast and 30-day replay of IASIS Healthcare Corporation's fourth quarter and year-end conference call will be available through the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern time on November 21, 2000.

         IASIS Healthcare Corporation, headquartered in Franklin, Tennessee, owns and operates 15 general, acute-care hospitals with a total of 2,194 operating beds. IASIS focuses on networks of medium-sized hospitals, each with 100 to 400 beds. The Company currently operates hospitals in Salt Lake City, Utah; Phoenix, Arizona; Tampa-St. Petersburg, Florida; and three markets within the state of Texas. IASIS also operates four ambulatory surgery centers and a Medicaid managed health plan serving over 43,000 members in Arizona.

         This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of the Company or its management including, but not limited to, the discussions of the Company's operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from those anticipated in the forward-looking statements. Those risks and uncertainties include, among others, risks and uncertainties associated with general economic and business conditions; the effect of existing and future governmental regulations, including the Balanced Budget Act of 1997 and the Balanced Budget Refinement Act; changes in Medicare and Medicaid reimbursement levels; the highly competitive nature of the healthcare industry; the possible enactment of Federal or state healthcare reform; the impact of possible future governmental investigations; the ability to attract and retain qualified management and personnel - including physicians; the ability to enter into managed care provider arrangements on acceptable terms; the ability to successfully negotiate agreements with payors at Rocky Mountain Medical Center and build census levels there; the ability to successfully manage the risks of our Medicaid managed care plan, Health Choice; the ability to successfully convert our management information systems; the ability to service our significant indebtedness; the ability to implement successfully the Company's acquisition and development strategy and to obtain financing therefore; and those risks, uncertainties and others matters detailed from time to time in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. The Company undertakes no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


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

IASIS Healthcare Names New CEO and
   Announces Fourth Quarter and Year-End Results
Page 5
November 21, 2000


                          IASIS HEALTHCARE CORPORATION
    CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)
                                 (IN THOUSANDS)

                                                              THREE MONTHS ENDED                       YEAR ENDED
                                                                 SEPTEMBER 30,                        SEPTEMBER 30,
                                                         ---------------------------          ----------------------------
                                                            2000              1999              2000               1999
                                                         ---------          --------          ---------          ---------
Net revenue                                              $ 206,076          $ 44,948          $ 815,163          $ 181,689

Cost and expenses:
   Salaries and benefits                                    75,799            16,332            285,451             63,021
   Supplies                                                 30,784             6,823            123,376             25,968
   Other operating expenses                                 63,459            12,973            234,176             47,150
   Provision for bad debts                                  16,651             3,205             60,579             13,625
   Interest, net                                            16,775             2,441             62,352             10,966
   Depreciation and amortization                            13,311             3,371             47,559             12,784
   Allocated management fees                                    --             1,685                 --              6,674
   Recapitalization costs                                       --                --              3,478                 --
                                                         ---------          --------          ---------          ---------

         Total costs and expenses                          216,779            46,830            816,971            180,188
                                                         ---------          --------          ---------          ---------

Earnings (loss) from continuing operations
   before minority interests and income taxes              (10,703)           (1,882)            (1,808)             1,501
Minority interests                                            (178)              (75)                74               (126)
                                                         ---------          --------          ---------          ---------

Earnings (loss) from continuing operations
   before income taxes                                     (10,525)           (1,807)            (1,882)             1,627
Income tax expense (benefit)                                  (634)               --              2,219                 --
                                                         ---------          --------          ---------          ---------

Net earnings (loss) from continuing operations              (9,891)           (1,807)            (4,101)             1,627

Discontinued operations:
  Losses from operations of discontinued
     physician practice operations                          (1,111)             (196)            (3,226)              (644)
  Loss on disposal of physician practice
     operations, including provision of $941
     for operating losses during phase out period           (7,376)               --             (7,376)                --
                                                         ---------          --------          ---------          ---------

         Net earnings (loss)                               (18,378)           (2,003)           (14,703)               983

Preferred stock dividends and accretion                      6,627                --             25,402                 --
                                                         ---------          --------          ---------          ---------
Net earnings (loss) attributable
   to common shareholders                                $ (25,005)         $ (2,003)         $ (40,105)         $     983
                                                         =========          ========          =========          =========

EBITDA                                                   $  19,383          $  3,930          $ 111,581          $  25,251
                                                         =========          ========          =========          =========

EBITDA Margin                                                 9.41%             8.74%             13.69%             13.90%


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

IASIS Healthcare Names New CEO and
   Announces Fourth Quarter and Year-End Results
Page 6
November 21, 2000

                          IASIS HEALTHCARE CORPORATION
         CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEETS (UNAUDITED)
                       (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                              SEPT. 30,          JUNE 30,         SEPT. 30,
                                                                                2000              2000               1999
                                                                              ---------         ---------         ---------
                                     ASSETS
Current Assets:
   Cash and cash equivalents                                                  $      --         $   3,345         $      --
   Accounts receivable, net of allowance for doubtful accounts
     of $31,403, 37,691 and $10,850, respectively                               146,744           145,885            19,674
   Inventories                                                                   19,874            19,729             4,501
   Current deferred tax assets                                                    1,146                --                --
   Prepaid expenses and other current assets                                     13,181            29,322             4,283
                                                                              ---------         ---------         ---------
         Total Current Assets                                                   180,945           198,281            28,458

Property and equipment, net                                                     361,293           429,940           136,927
Goodwill and other intangible assets, net                                       302,380           219,426            46,988
Deferred debt financing costs, net                                               23,472            24,103                --
Deferred tax assets                                                               2,036                --                --
Other assets                                                                      3,713             5,305               886
                                                                              ---------         ---------         ---------

         Total Assets                                                         $ 873,839         $ 877,055         $ 213,259
                                                                              =========         =========         =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Accounts payable                                                           $  31,707         $  41,438         $  15,739
   Salaries and benefits payable                                                 13,040            17,078             5,229
   Accrued interest payable                                                      20,020             6,601                --
   Medical claims payable                                                        16,530            16,467                --
   Other accrued expenses and other current liabilities                          20,739            18,541             3,102
   Current portion of accrued loss on discontinued operations                     4,008                --                --
   Current maturities of long-term debt and capital lease obligations             9,883             7,996               701
                                                                              ---------         ---------         ---------
         Total Current Liabilities                                              115,927           108,121            24,771

Due to Paracelsus                                                                    --                --           270,814
Long-term accrued loss on discontinued operations                                 3,184                --                --
Long-term debt and capital lease obligations                                    547,771           549,513               798
Other long-term liabilities                                                      10,188             3,825                --
Minority interest                                                                 2,060             2,238             1,461
Series A Preferred Stock - $0.01 par value, authorized 500,000 shares;
   160,000 shares issued and outstanding at September 30, 2000
   (liquidation preference value of $184,533 at September 30, 2000)             183,199           176,784                --
Series B Preferred Stock - $0.01 par value, authorized 50,000 shares;
   5,311 shares issued and outstanding at September 30, 2000
   (liquidation preference value of $6,125 at September 30, 2000)                 6,079             5,868                --
                                                                              ---------         ---------         ---------
         Total Liabilities                                                      868,408           846,349           297,844

Shareholders' Equity:
   Common stock - $0.01 par value, authorized 5,000,000 shares;
     1,371,490 shares issued and outstanding at September 30, 2000                   14                14                --
   Additional paid-in capital                                                   259,784           266,667                --
   Treasury stock (at cost)                                                    (155,025)         (155,025)               --
   Accumulated deficit                                                          (99,342)          (80,950)          (84,585)
                                                                              ---------         ---------         ---------
         Total Shareholders' Equity (Deficit)                                     5,431            30,706           (84,585)
                                                                              ---------         ---------         ---------

         Total Liabilities and Shareholders' Equity                           $ 873,839         $ 877,055         $ 213,259
                                                                              =========         =========         =========


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

IASIS Healthcare Names New CEO and
   Announces Fourth Quarter and Year-End Results
Page 7
November 21, 2000

                          IASIS HEALTHCARE CORPORATION
    CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                             YEAR ENDED        YEAR ENDED
                                                                              SEPT. 30,         SEPT. 30,
                                                                                 2000             1999
                                                                             ----------        ----------
Cash Flow from Operating Activities:
   Net earnings (loss)                                                        $ (14,703)        $     983
   Adjustments to reconcile net earnings (loss) to net cash
     provided by (used in) operating activities:
       Depreciation and amortization                                             47,559            12,784
       Minority interests                                                            74              (126)
       Deferred tax assets, net                                                  (3,182)               --
       Loss accrual for discontinued operations                                   7,376                --
       Changes in operating assets and liabilities, net of the
         effect of acquisitions:
           Accounts receivable                                                 (117,440)           10,066
           Supplies, prepaid expenses and other current assets                   (8,525)              175
           Accounts payable and other accrued liabilities                        49,467             1,887
                                                                              ---------         ---------

       Net cash provided by (used in) operating activities                      (39,374)           25,769
                                                                              ---------         ---------

Cash Flows From Investing Activities:
   Purchases of property and equipment                                          (53,692)          (17,391)
   Payments for acquisitions, net                                              (436,918)               --
   (Increase) decrease in other assets                                           (1,250)               16
                                                                              ---------         ---------
       Net cash used in investing activities                                   (491,860)          (17,375)
                                                                              ---------         ---------

Cash Flows from Financing Activities:
   Proceeds from issuance of preferred stock                                    160,000                --
   Proceeds from issuance of common stock                                            35                --
   Repurchase of common stock                                                  (155,025)               --
   Proceeds from senior bank debt borrowings                                    330,000                --
   Proceeds from issuance of senior subordinated notes                          230,000                --
   Payment of debt and capital leases                                            (4,249)           (1,235)
   Common and preferred stock issuance costs incurred                            (2,625)               --
   Debt financing costs incurred                                                (26,902)               --
   Net decrease in amount due to Paracelsus                                          --           (11,164)
                                                                              ---------         ---------
       Net cash provided by (used in) financing activities                      531,234           (12,399)
                                                                              ---------         ---------

Decrease in cash and cash equivalents                                                --            (4,005)
Cash and cash equivalents at beginning of period                                     --             4,005
                                                                              ---------         ---------
Cash and cash equivalents at end of period                                    $      --         $      --
                                                                              =========         =========

Supplemental Disclosure of Noncash Investing and Financing Activities:
   Effects of acquisitions, net:
     Assets acquired, net of cash                                             $(487,731)        $      --
     Liabilities assumed                                                         41,353                --
     Issuance of preferred and common stock, net                                  9,460                --
                                                                              ---------         ---------
       Payment for acquisitions, net                                          $(436,918)        $      --
                                                                              =========         =========



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

IASIS Healthcare Names New CEO and
   Announces Fourth Quarter and Year-End Results
Page 8
November 21, 2000


                          IASIS HEALTHCARE CORPORATION
                         SEGMENT INFORMATION (UNAUDITED)
                                 (IN THOUSANDS)

                                                         YEAR ENDED        YEAR ENDED
                                                          SEPT. 30,         SEPT. 30,
                                                             2000              1999
                                                         ----------        ----------
ACUTE CARE SERVICES:
Net patient service revenue                               $ 732,814         $ 181,689
Capitation premiums                                              --                --
Revenue between segments                                     (7,073)               --
                                                          ---------         ---------
Net revenue                                                 725,741           181,689
Operating expenses (1)                                      617,458           156,438
Earnings (loss) before minority interests and
   income taxes (1)                                          (1,337)            1,501
Interest expense, net                                        62,214            10,966
Depreciation and amortization                                47,406            12,784
Segment assets                                              870,501           211,934

Earnings (loss) before minority interests and
   income taxes (1)                                          (1,337)            1,501
Recapitalization costs                                        3,478                --
Minority interests                                               74              (126)
                                                          ---------         ---------
  Earnings (loss) before income taxes                     $  (4,889)        $   1,627
                                                          =========         =========

HEALTH CHOICE:
Net patient service revenue                               $      --         $      --
Capitation premiums                                          89,422                --
Revenue between segments                                         --                --
                                                          ---------         ---------
Net revenue                                                  89,422                --
Operating expenses (1)                                       86,124                --
Earnings before minority interests and
   income taxes (1)                                           3,007                --
Interest expense, net                                           138                --
Depreciation and amortization                                   153                --
Segment assets                                                2,695                --

Earnings before minority interests and
   income taxes (1)                                           3,007                --
Minority interests                                               --                --
                                                          ---------         ---------
  Earnings before income taxes                            $   3,007         $      --
                                                          =========         =========

PHYSICIAN PRACTICE OPERATIONS:
Net patient service revenue                               $  11,739         $   4,650
Capitation premiums                                              --                --
Revenue between segments                                         --                --
                                                          ---------         ---------
Net revenue                                                  11,739             4,650
Operating expenses (1)                                       14,965             5,294
Losses before minority interests and income taxes (1)        (3,226)             (644)
Interest expense, net                                            --                --
Depreciation and amortization                                    --                --
Segment assets                                                  643             1,325

Losses before minority interests and income
   taxes (1)                                                 (3,226)             (644)
Loss on disposal of physician practice operations             7,376                --
Minority interests                                               --                --
                                                          ---------         ---------
  Losses before income taxes                              $ (10,602)        $    (644)
                                                          =========         =========

(1) Amounts exclude recapitalization costs and loss on disposal of physician practice operations.


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

IASIS Healthcare Names New CEO and
   Announces Fourth Quarter and Year-End Results
Page 9
November 21, 2000


                          IASIS HEALTHCARE CORPORATION
              PROFORMA COMBINED OPERATING STATISTICS(1) (UNAUDITED)

                                                                THREE MONTHS ENDED                 YEAR ENDED
                                                                   SEPTEMBER 30,                  SEPTEMBER 30,
                                                              ----------------------        -----------------------
                                                                2000           1999            2000           1999
                                                              -------        -------        -------         -------
Number of hospitals at end of period                               15             15             15              15

Licensed beds at end of period                                  2,684          2,564          2,684           2,564

Beds in service at end of period                                2,194          2,144          2,194           2,144

Admissions                                                     19,187         16,924         76,306          70,443

Adjusted admissions                                            30,866         27,433        124,211         112,966

Average length of stay                                           4.37           4.48           4.46            4.60

Patient days                                                   83,824         75,887        340,386         324,274

Adjusted patient days                                         130,993        122,130        537,929         513,055

Occupancy rates (average beds in service)(2)                     42.5%          38.5%          43.4%           41.4%

(1)Unaudited historical and pro forma combined operating statistics as if the acquisition of the Tenet hospitals was effective as of the beginning of each period.

(2)Excludes 71 beds at RMMC placed in service on April 10, 2000. If these beds are included, occupancy rates would have been 41.5% and 42.9% for the three months and year ended September 30, 2000, respectively.


                                      -END-